USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                                  (THE "TRUST")

                         SUPPLEMENT DATED MARCH 19, 2004
             TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1,
       2003 AS SUPPLEMENTED DECEMBER 8, 2003, FEBRUARY 27, 2004, MARCH 8,
                             2004 AND MARCH 16, 2004

This supplement updates certain information contained in the statement of additional information (SAI) and should be attached to the SAI and retained for future reference.

PEA Capital LLC (hereafter, PEA Capital, also formerly known as PIMCO Equity Advisors LLC), the sub-adviser to the USAZ PIMCO PEA Renaissance Fund, USAZ PIMCO PEA Value Fund, and the USAZ PIMCO PEA Growth and Income Fund (the "Portfolios") was informed on February 12, 2004, that the staff of the Securities and Exchange Commission (the "Commission") intended to recommend that the Commission bring a civil administrative action (the "Potential Action") against PEA Capital, and certain of its affiliates, seeking a permanent injunction, disgorgement plus prejudgment interest and civil penalties in connection with the Commission's investigation of "market timing" and related trading activities in certain funds advised by PEA Capital, and certain of its affiliates. The affected funds are not part of the Trust. The Potential Action does not allege any inappropriate activity took place in the Trust and the Trust is not named in the Potential Action.

On February 17, 2004, the Attorney General of New Jersey filed a complaint against PEA Capital, and certain of its affiliates, in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds managed by PEA Capital, and certain of its affiliates. The affected funds are not part of the Trust. The complaint does not allege any market timing activity took place in the Trust and the Trust is not named in the New Jersey Attorney General's complaint.

On February 20, 2004, a class action lawsuit was filed in the United States District Court, District of New Jersey on behalf of certain shareholders against PEA Capital, and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to certain shareholders. This complaint, however, does not allege any market timing activity took place in the Trust.

Additional lawsuits and regulatory actions arising out of these circumstances and presenting similar allegations may be filed against PEA Capital, and certain of its affiliates.

PEA Capital and its outside counsel have conducted an internal investigation into the matters raised by the Commission, the New Jersey Attorney General's complaint and the class action complaints and have reported that PEA is fully cooperating with its regulators and federal and state authorities. PEA Capital believes that these developments will not have a material adverse effect on PEA Capital's, or any of its affiliates', ability to perform under their respective investment advisory and portfolio management agreements.

PEA Capital is an affiliate of USAllianz Advisers, the Manager of the Trust. The Manager has not been named in any of the proceedings referenced in this Supplement and is not directly involved in any such proceedings.

The foregoing speaks only as of the date of February 27, 2004. The information set forth may be supplemented if, in the judgment of the Trust any litigation or regulatory action (1) is likely to have a material adverse effect on any Portfolio of the Trust or (2) is likely to have a material adverse effect on the ability of PEA Capital's, or any of its affiliates', ability to perform their respective investment advisory services relating to the Portfolios. The Trust disclaims any obligation to update this disclosure in the absence of related events that would be expected to have a material adverse effect on the Portfolios or on PEA Capital's, or certain of its affiliates', ability to perform under their agreements.


                                                               USAZSAI-005-0503